EXHIBIT 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Rangers Sub I, LLC (the “Company”) on Form 10-K for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leslie D. Hale, President and Chief Executive Officer of the Company, and I, Sean M. Mahoney, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

RANGERS SUB I, LLC

Dated: March 1, 2019	/s/ LESLIE D. HALE
Leslie D. Hale
President and Chief Executive Officer

/s/ SEAN M. MAHONEY
Sean M. Mahoney
Executive Vice President, Chief Financial Officer and Treasurer